                                                                 EXHIBIT 99.1(c)

BOND PROFILE SUMMARY

 -------------------------------------------------------------------------------------
 Class   Original    Coupon   Avg.    CBE               1st     Last   Mod.    Final
 Name    Par           %      Life   Yield     Price    Pay     Pay    Dur.   Maturity
 -------------------------------------------------------------------------------------
 To Maturity
 A1     72,800,000    6.40     1.05   6.486    100-00   10/96   12/98   0.98     9/10
 A2     37,600,000    6.90     3.05   7.000    100-00   12/98   10/00   2.65     1/12
 A3     24,200,000    7.25     5.10   7.360    100-00   10/00    2/03   4.11    11/19
 A4      9,250,000    7.60     7.10   7.721    100-00    2/03    9/04   5.29    12/22
 A5     13,794,000    7.75    10.73   7.876    100-00    9/04    9/25   6.94     9/27
 A6     13,219,000   FLOAT     3.52   FLOAT    100-00   10/96    3/26  FLOAT     9/27
 ----------------------------------
 To Call
 A4      9,250,000    7.60     7.08   7.721    100-00    2/03    5/04   5.28    12/22
 A5     13,794,000    7.75     7.64   7.876    100-00    5/04    5/04   5.56     9/27
 A6     13,219,000   FLOAT     3.16   FLOAT    100-00   10/96    5/04  FLOAT     9/27
 -------------------------------------------------------------------------------------

(1) Fixed Rate Certificates (Class A1-A5) and Floating Rate Certificates (Class A-6) Prepayment Curve (PPC)= 125% of PPC. A 100% Prepayment Assumption assumes prepayments start at 5% in month 1,rise by exactly 1.364% per month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(2) Coupon and price are assumed for computational materials. Class A6 margin will double if at the clean-up call the clean-up call is not exercised.

(3) Class A-5 and A-6 are subject to an available funds cap equal to the Net WAC on the collateral.





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

BOND PROFILE SUMMARY

 ------------------------------------------------------------------------------
 Percent of PPC:          0        75       100       125       150       200
 Implied Seasoned CPR     0        15        20        25        30        40
 ------------------------------------------------------------------------------

 A1
 Price: 100-00      Coupon: 6.40                   Original Par:    72,800,000
 -----------------------------------------------------------------------------
 Bond Yield:            6.49      6.49      6.49      6.49      6.49      6.49
 Average Life:          8.98      1.69      1.30      1.05      0.88      0.67
 Duration:              6.34      1.52      1.19      0.98      0.83      0.63
 First Prin Pay:       10/96     10/96     10/96     10/96     10/96     10/96
 Last Prin Pay:         9/10      4/00      6/99     12/98      7/98      1/98
 -----------------------------------------------------------------------------

 A2
 Price: 100-00      Coupon: 6.90                   Original Par:    37,600,000
 -----------------------------------------------------------------------------
 Bond Yield:            7.00      7.00      7.00      7.00      7.00      7.00
 Average Life:         14.07      5.00      3.81      3.05      2.52      1.83
 Duration:              8.72      4.07      3.23      2.65      2.23      1.66
 First Prin Pay:        9/10      4/00      6/99     12/98      7/98      1/98
 Last Prin Pay:         1/12      5/03     11/01     10/00      2/00      3/99
 -----------------------------------------------------------------------------

 A3
 Price: 100-00      Coupon: 7.25                   Original Par:    24,200,000
 -----------------------------------------------------------------------------
 Bond Yield:            7.36      7.36      7.36      7.36      7.36      7.36
 Average Life:         18.83      8.25      6.36      5.10      4.21      3.04
 Duration:              9.89      5.98      4.91      4.11      3.50      2.63
 First Prin Pay:        1/12      5/03     11/01     10/00      2/00      3/99
 Last Prin Pay:        11/19     12/06      8/04      2/03     12/01      7/00
 -----------------------------------------------------------------------------




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 Percent of PPC:          0        75       100       125       150       200
 Implied Seasoned CPR     0        15        20        25        30        40
 -----------------------------------------------------------------------------


 A4
 Price: 100-00      Coupon: 7.60                   Original Par:     9,250,000
 -----------------------------------------------------------------------------
 To Maturity
 Bond Yield:            7.72      7.72      7.72      7.72      7.72      7.72
 Average Life:         24.76     11.27      8.81      7.10      5.87      4.24
 Duration:             10.77      7.30      6.19      5.29      4.57      3.49
 First Prin Pay:       11/19     12/06      8/04      2/03     12/01      7/00
 Last Prin Pay:        12/22      3/09      7/06      9/04      4/03      6/01
 ---------------------------
 To Call
 Bond Yield:            7.72      7.72      7.72      7.72      7.72      7.72
 Average Life:         24.76     11.24      8.78      7.08      5.85      4.22
 Duration:             10.77      7.29      6.18      5.28      4.55      3.48
 First Prin Pay:       11/19     12/06      8/04      2/03     12/01      7/00
 Last Prin Pay:        12/22     10/08      3/06      5/04      1/03      4/01
 -----------------------------------------------------------------------------



 A5(1)
 Price: 100-00      Coupon: 7.75               Original Par:    13,794,000
 -----------------------------------------------------------------------------
 To Maturity
 Bond Yield:            7.88      7.88      7.88      7.88      7.88      7.88
 Average Life:         27.97     15.29     12.84     10.73      9.03      6.59
 Duration:             11.03      8.55      7.76      6.94      6.17      4.91
 First Prin Pay:       12/22      3/09      7/06      9/04      4/03      6/01
 Last Prin Pay:         3/26      3/26      2/26      9/25     11/23      9/17
 ---------------------------
 To Call
 Bond Yield:            7.88      7.88      7.88      7.88      7.88      7.88
 Average Life:         26.47     12.06      9.48      7.64      6.31      4.56
 Duration:             10.86      7.56      6.47      5.56      4.81      3.70
 First Prin Pay:       12/22     10/08      3/06      5/04      1/03      4/01
 Last Prin Pay:         3/23     10/08      3/06      5/04      1/03      4/01
 -----------------------------------------------------------------------------

(1) Class A-5 is subject to an available funds cap equal to the Net WAC on the collateral.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 Percent of PPC:          0        75       100       125       150       200
 Implied Seasoned CPR     0        15        20        25        30        40
 -----------------------------------------------------------------------------


 A6(1)
 Price: 100-00      Coupon: FLOAT                  Original Par:    13,219,000
 -----------------------------------------------------------------------------
 To Maturity
 Average Life:         21.18      5.84      4.43      3.52      2.88      2.07
 First Prin Pay:       10/96     10/96     10/96     10/96     10/96     10/96
 Last Prin Pay:         6/26      6/26      5/26      3/26      7/25      9/20
 ---------------------------
 To Call
 Average Life:         20.73      5.25      3.98      3.16      2.60      1.87
 First Prin Pay:       10/96     10/96     10/96     10/96     10/96     10/96
 Last Prin Pay:         3/23     10/08      3/06      5/04      1/03      4/01
 -----------------------------------------------------------------------------

(1) Class A-6 is subject to an available funds cap equal to the Net WAC on the collateral.
(2) Class A-6 margin will double at clean-up call if clean-up call is not exercised.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

FIXED RATE COLLATERAL SUMMARY

  Total Number of Loans                   3,229     Level Pay/Balloon   73%/27%
  Total Outstanding Loan Balance   $157,644,673     1st Lien/2nd Lien   85%/15%

                                             RANGE             % TOTAL   # LOANS
  Avg Loan Balance   $ 48,821.52    less than
                                    or equal to   24,999.99      11.25    1,036
  Highest Balance    $387,199.74     25,000   -   49,999.99      24.30    1,020
  Lowest Balance     $  1,793.46     50,000   -   74,999.99      24.49      635
                                     75,000   -   99,999.99      13.84      253
                                    100,000   -  199,999.99      21.06      254
                                    200,000   -  387,199.74       5.07       31

                                          RANGE                % TOTAL   # LOANS
  Wtg Avg Coupon          11.36%    less than
                                    or equal to  8.99%            5.26       98
  Highest Coupon          18.00%       9.00%  -  9.99%           17.14      389
  Lowest Coupon            6.88%      10.00%  - 10.99%           28.15      723
                                      11.00%  - 11.99%           19.28      596
                                      12.00%  - 12.99%           14.83      560
                                      13.00%  - 13.99%            6.26      285
                                      14.00%  - 18.00%            9.08      578


                                            RANGE       LEVEL PAY    BALLOON
  Wtd Avg Remaining Term   231.22            1 - 120      2.88%       2.13%
  Highest Remaining Term      360          121 - 180     26.28%      24.46%
  Lowest Remaining Term        26          181 - 240     16.05%       0.00%
                                           241 - 360     28.20%       0.00%

  Wtd Avg Seasoning          5.14
  Highest Seasoning            38
  Lowest Seasoning              0


                                          RANGE            % TOTAL   # LOANS
  Wtd Avg Orig CLTV      76.40%    less than
                                   or equal to 60.00%        8.82      374
  Highest CLTV          101.28%     60.01%  -  70.00%       13.47      434
  Lowest CLTV             8.00%     70.01%  -  80.00%       52.10    1,364
                                    80.01%  -  90.00%       20.48      646
                                    90.01%  - 101.28%        5.13      411

  Property Type                      Occupancy Status
    Single Family        94.29%        Primary Residence     96.01%
    Two to Four Family    2.33%        Other                  3.99%
    Other                 3.39%


  Geographics  FL 25%, NC 21%, CA 11%, VA 5%, CO 5%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

 FLOATING RATE COLLATERAL SUMMARY

  Total Number of Loans                       124     Level Pay/Balloon    93%/ 7%
  Total Outstanding Loan Balance     $ 13,219,032     1st Lien            100%

                                          RANGE             % TOTAL   # LOANS
  Avg Loan Balance  $ 106,605.09  less than
                                  or equal to  74,999.99      16.70       40
  Highest Balance   $ 399,018.36   75,000 -    99,999.99      17.28       26
  Lowest Balance    $  31,110.89  100,000 -   149,999.99      34.38       38
                                  150,000 -   199,999.99      16.73       13
                                  200,000 -   249,999.99       3.31        2
                                  250,000 -   399,018.36      11.60        5

                                          RANGE            % TOTAL   # LOANS
  Wtg Avg Coupon           9.89%  less than
                                  or equal to    6.99%       3.25        3
  Highest Coupon          13.88%        7.00% -  7.99%       3.14        4
  Lowest Coupon            6.13%        8.00% -  8.99%      13.18       15
                                        9.00% -  9.99%      34.04       38
                                       10.00% - 10.99%      31.80       43
                                       11.00% - 11.99%      12.00       16
                                       12.00% - 13.88%       2.59        5


                                            RANGE       LEVEL PAY    BALLOON
  Wtd Avg Remaining Term   338.49            1 - 120      0.00%       2.74%
  Highest Remaining Term      360          121 - 180      0.84%       3.97%
  Lowest Remaining Term        71          181 - 240      0.00%       0.00%
                                           241 - 360     92.45%       0.00%

  Wtd Avg Seasoning          5.49
  Highest Seasoning            24
  Lowest Seasoning              0


                                          RANGE            % TOTAL   # LOANS
  Wtd Avg Orig CLTV      76.13%     less than
                                    or equal to  60.00%        8.84       10
  Highest CLTV           90.00%     60.01%   -   70.00%       21.34       31
  Lowest CLTV            20.83%     70.01%   -   80.00%       34.66       41
                                    80.01%   -   90.00%       35.17       42


  Property Type                      Occupancy Status
    Single Family        90.30%        Primary Residence      94.03%
    Two to Four Family    8.29%        Other                   5.97%
    Other                 1.41%


  Geographics CA 42%, WA 9%, UT 5%, TX 4%, IL 4%, FL 4%, AZ 4%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

 FLOATING RATE COLLATERAL SUMMARY CONTINUED

  6 Month LIBOR                       100.00%
  Wtg Avg Months to Next Rate Roll      3.81

                                        RANGE              % TOTAL   # LOANS
  Wtg Avg Margin       6.03%       less than
                                   or equal to  3.99%         3.25       3
  Highest Margin       8.19%       4.00%  -     4.99%         3.73       5
  Lowest Margin        2.75%       5.00%  -     5.99%        49.24      59
                                   6.00%  -     6.99%        23.73      32
                                   7.00%  -     7.99%        18.46      23
                                   8.00%  -     8.19%         1.59       2

                                        RANGE               % TOTAL   # LOANS
  Wtg Avg Life Cap    15.97%      less than
                                  or equal to 13.99%           4.04       4
  Highest Life Cap    23.88%      14.00%  -   14.99%          14.56      14
  Lowest Life Cap     12.13%      15.00%  -   15.99%          27.93      36
                                  16.00%  -   16.99%          35.58      45
                                  17.00%  -   17.99%          13.50      18
                                  18.00%  -   23.88%           4.37       7

                                      CAP VALUE            % TOTAL   # LOANS
  Wtg Avg Periodic Cap   1.39%          1.00%               58.90        79
  Highest Periodic Cap   3.00%          1.50%               28.63        33
  Lowest Periodic Cap    1.00%          3.00%               12.47        12


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON